SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2006
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Date of Report
(Date of Earliest Event Reported

Delaware	000-13910	43-2109079
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(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Conversion Solutions Holdings Corp.
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(Exact Name of Registrant as Specified in its Charter)

507 Main St Ste A, Lake Dallas, TX 75065
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(Address of principal executive offices)

(940) 321-1075
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(Registrant’s telephone number, including area code)

125 Town Park Drive, Suite 300, Kennesaw, GA 30144
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(Former name and former address, if changed since last report)

Section 5 - Corporate Governance and Management

Item 5.01 - Change in Control of Registrant

On November 27, 2006 a special emergency meeting of the company’s shareholders that represent 51+% of the eligible voting shares of the company was held and determined that it is in the best interest of the company’s shareholders that new directors be appointed to take control of the company. This decision was based upon, among other things, a breach in fiduciary responsibility, failure to file timely responses to an SEC complaint, and failure to file a 10k in a timely manner which resulted in a violation of the SEC Eligibility Rule for the OTC BB.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 27, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to replace the existing CEO and Chairman of the Board Rufus Paul Harris and any other director or officer not properly appointed. Mr. John Arlitt was appointed as the sole Director with full authority to appoint other Directors as required in the restructuring of the Company.

On November 27, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to appoint Mr. John Arlitt as Chief Executive Officer and President, replacing Rufus Paul Harris who was terminated as the Registrant’s Chief Executive Officer and President.

On November 27, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to appoint Randy Moseley as the Interim Registrant’s Chief Financial Officer pending D and O Insurance.

On November 27, 2006, shareholders representing a majority of 51+% of the eligible voting shares of the company voted to terminate all existing employment agreements and authorized the new Board of Directors to negotiate new employment agreements as necessary in the restructuring of the company.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

99	Conversion Solutions Holdings Corp. News Release dated November 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conversion Solutions Holdings Corp.
Dated: November 28, 2006

By:	/s/ John Arlitt
John Arlitt
Chief Executive Officer

Exhibit 99

Conversion Solutions Holdings Corp. updates shareholders on current events

KENNESAW, Ga., Nov. 27 /PRNewswire-FirstCall/ - Conversion Solutions Holdings Corp., (OTC: CSHD), a Delaware Corporation, announces the following current events have taken place:

On November 27, 2006, Conversion Solutions Holdings Corp. shareholders, representing 51+% of the eligible voting shares of the Company, based on a unanimous recommendation from the CSHD Shareholder Committee, have voted and agreed to remove Mr. Rufus Paul Harris as Chief Executive Officer and Chairman of the Board due to, but not limited to, the following reasons:

       1.     Breach of fiduciary responsibility by not retaining proper legal counsel to represent Conversion Solutions Holding Corp. in response to a Complaint filed by the SEC in the Georgia Northern District Court;

       2.     Failure to file timely responses to the SEC’s Complaint in Georgia Northern District Court;

       3.     Failure to file the annual 10k in a timely manner, which resulted in a violation of the SEC Eligibility Rule for the OTC BB, thereby causing an ‘E’ to be affixed to the Company’s ticker symbol.

On November 27, 2006, Conversion Solutions Holdings Corp. shareholders, representing 51+% of the eligible voting shares of the Company, based on a unanimous recommendation from the CSHD Shareholder Committee, have voted and agreed to appoint Mr. John Arlitt as Chief Executive Officer and Chairman of the Board of Conversion Solutions Holding Corp.

Pursuant to the provisions of the Delaware Business Corporation Act, as amended, the undersigned directors, being a majority of the shareholders of The Fronthaul Group, Inc./Conversion Solutions Holdings, Corp., a Delaware corporation (the "Company"), acting by written consent, hereby adopt the following corporation shareholder resolutions and hereby consent to the taking of the actions set forth therein.

WHEREAS, Randy Moseley has offered to return to the Company as its Interim Chief Financial Officer, pending D and O Insurance, to assist Mr. Arlitt in the restructuring and management of the financial aspects of the Company.

RESOLVED, that John Arlitt be appointed as the Company’s sole director in replacement of Rufus Paul Harris, the current director of record with the Delaware Secretary of State, and any other directors that might have been appointed and not reported to the Delaware Secretary of State.

RESOLVED FURTHER, that John Arlitt be appointed as the Company’s Chief Executive Officer, President, and Chairman of the Board.

RESOLVED FURTHER, that Randy Moseley become the Company’s Interim Chief Financial Officer pending D and O Insurance.

RESOLVED FURTHER, that John Arlitt, and other management personnel appointed by Mr. Arlitt as sole director, be authorized to establish corporate bank relations and accounts for the Company.

RESOLVED FURTHER, that John Arlitt be authorized to establish the corporate offices for the Company in a location that he deems appropriate, and to accumulate and secure all of the Company’s financial records at the selected location.

RESOLVED FURTHER, that the Company file an amended Annual 10-KSB and the September 30, 2006 Quarterly 10-QSB with the Securities and Exchange Commission as soon as possible.

RESOLVED FURTHER, that the Company terminate all existing employment agreements, and authorizes the new Board of Directors to negotiate employment agreements with new management as deemed necessary.

RESOLVED FURTHER, that John Arlitt, as sole director, be authorized to cancel shares of common stock issued to the replaced board of directors and management as he deems equitable.

The execution of this Consent, which may be accomplished in counterparts, shall constitute a written waiver of any notice required by the Delaware Business Corporation Act or this corporation’s Articles of Incorporation and Bylaws.

Dated: November 27, 2006.

Biography on John Arlitt

•	Over 20 years of extensive experience in the financial industry as President/CEO of Arlitt Financial Corporation wholly owned by John L. Arlitt.
•	Assisted in financial consulting and financing of numerous public companies through my own company Arlitt Financial Corporation.
•	Served as President and Director of numerous public companies.
•	1987 to 1990 served as Account Executive with both Georgia Pacific Securities and Jones Gable and Co. both full service brokerage firms in Vancouver, B.C., Canada.
•	Directors and Officers Certificate and Certificate for Strategic Management from Simon Fraser University, Vancouver, B.C.

About Conversion Solutions Holdings Corp.

CSHD is a diversified holdings corporation, which was formed to originate, fund and source funding for asset-based transactions in the private market. CSHD’s main service will be to acquire, fund and provide insurance to target companies in the currently underserved $15,000,000 to $100,000,000 asset finance market. Our funding will enable our businesses to compete more effectively, improve operations and increase value. CSHD is headquartered in Kennesaw, Georgia, a suburb of Atlanta. For more information, please visit us at http://www,cvsu,us.

Conversion Solutions Holding Corp. Safe Harbor Statement

Information provided in this press release may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE Conversion Solutions Holdings Corp.